UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                                   FORM 8-K

                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                                 June 30, 2010
               ------------------------------------------------
               Date of Report (date of earliest event reported)


                    BION ENVIRONMENTAL TECHNOLOGIES, INC.
             ----------------------------------------------------
             Exact name of Registrant as Specified in its Charter

         Colorado                 000-19333                84-1176672
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State or Other Jurisdiction    Commission File   IRS Employer Identification
     of Incorporation              Number                  Number


           Box 566/1774 Summitview Way, Crestone, Colorado 81131
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         Address of Principal Executive Offices, Including Zip Code


                                (212) 758-6622
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             Registrant's Telephone Number, Including Area Code


                                 Not applicable
          -----------------------------------------------------------
          Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

     (e) Effective June 30, 2010 Dominic Bassani, Director-Strategic Planning and Special Projects of our Bion Integrated Projects Group, Inc. subsidiary and full-time consultant to the Company, extended the maturity date of the $150,000 convertible obligation due to him to July 1, 2011. In connection with the extension, Mr. Bassani received a $15,000 bonus which was added to the principal of the obligation and the obligation was made interest bearing at a 10% annual simple interest rate. The obligation continues to be convertible into the Company's restricted common stock at a price of $1.50 per share.

ITEM 7.01  REGULATION FD DISCLOSURE.

     On July 8, 2008, the Company issued a press release regarding an educational issues forum at SUNY-Oswego to be held related to the proposed beef/renewable energy/biofuels Integrated Project which the Company may develop in Oswego County, New York.

     The Company has placed on its website, www.biontech.com, a powerpoint presentation which representatives of the Company intend to use in connection with presentations to be made in Europe from July 12-15 to a number of European institutions and individuals (each of whom will be roughly equivalent to brokers, investment advisors, investment and hedge funds, private equity firms and/or mutual funds, all of whom will be accredited investors).

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

     (a)  Financial Statements of Businesses Acquired.

          Not Applicable.

     (b)  Pro Forma Financial Information

          Not Applicable.

     (c)  Shell Company Transactions

          Not Applicable.

     (d)  Exhibits

          Exhibit 99.1 SUNY-Oswego Forum Press Release dated July 8, 2010



                                  SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   Bion Environmental Technologies, Inc.



Date:  July 9, 2010                By:/s/ Mark A. Smith
                                      Mark A. Smith, President